UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2021 (April 1, 2021)

Supernova Partners Acquisition Company III, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40273	98-1574543
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4301 50th Street NW Suite 300 PMB 1044 Washington, D.C.		20016
(Address of principal executive offices)		(Zip Code)

(202) 918-7050

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	STRE.U	The New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	STRE	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	STRE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously reported in the Current Report on Form 8-K filed by Supernova Partners Acquisition Company III, Ltd. (the “Company”) on April 1, 2021 (the “Initial Form 8-K”), the Company consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”) on March 25, 2021. Each Unit consists of one Class A Ordinary Share of the Company, par value $0.0001 per share (the “Class A Ordinary Share”), and one-fifth of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one whole share of a Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $250,000,000.

In connection with the IPO, the underwriters were granted an option to purchase up to an additional 3,750,000 Units to cover over-allotments, if any. On March 31, 2021, the underwriters exercised their over-allotment option and, on April 1, 2021, the underwriters purchased 3,103,449 Units (the “Over-allotment Units”) at an offering price of $10.00 per unit, generating gross proceeds to the Company of $31,034,490.

As previously reported in the Initial Form 8-K, simultaneously with the consummation of the IPO on March 25, 2021, the Company completed the private sale (the “Private Placement”) of 3,500,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, Supernova Partners III LLC (the “Sponsor”), generating gross proceeds to the Company of $7,000,000. On April 1, 2021, simultaneously with the sale of the Over-allotment Units, the Company completed a private placement with the Sponsor for an additional 310,345 warrants at a price of $2.00 per warrant (the “Additional Private Placement Warrants”), generating gross proceeds of $620,690.

Approximately $281,034,490 of the net proceeds from the IPO (including the Over-allotment Units) and the private placements with the Sponsor (including the Additional Private Placement Warrants) have been deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of March 25, 2021, reflecting receipt of the net proceeds from the IPO and the Private Placement (excluding the proceeds from the sale of the Over-allotment Units and the Additional Private Placement Warrants) was previously filed by the Company as an exhibit to the Initial Form 8-K. The Company’s unaudited pro forma balance sheet as of April 1, 2021, reflecting receipt of the proceeds from the sale of the Over-allotment Units and the Additional Private Placement Warrants, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Unaudited Balance Sheet, as of April 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2021

SUPERNOVA PARTNERS ACQUISITION COMPANY III, LTD.

By:	/s/ Robert Reid
Name:	Robert Reid
Title:	Chief Executive Officer